MontCrest Energy Inc.
320 Hemphill Street
Fort Worth, TX 76104
817-916-4983

MEI DRILLING PROGRAM # 3 PURCHASER(S) AGREEMENT, AND BILL OF SALE

Attn: Purchaser(s)

MontCrest Energy, Inc is offering, on a "Turnkey Basis," up to seventy-five (75) Units in the proposed two (2) well Drilling Program, the MEI Drilling Program #3, on our Vaughn and Shields Leases in Coleman County, Texas at the purchase price of $**23,000.00** per Unit. Each Unit will be representative of one percent (1%) Working Interest on a seventy-five percent (75%) Net Revenue Interest in the Vaughn-MEI #106 and Shields-MEI #105H Prospect Wells, which will constitute the two (2) Wells to be drilled under the Program. The Vaughn-MEI #106 will consist of forty (40) net mineral acres, more or less, (40 +/-), surrounding the well bore below the measured depth of four thousand (4,000) feet, and consist of twenty (20) net mineral acres, more or less, (20 +/-), surrounding the well bore on the measured depth interval from surface and four thousand (4,000) feet, in Coleman County, Texas, located within T.&N.O.R.R Survey No. 29, Abstract 661 and more particularly described on Exhibit "A", and attached hereto and incorporated herein (hereinafter "the Lease"), including certain oil and gas well bore known as the Vaughn-MEI Lease. The Shields-MEI #105 will consist of eighty (80) net mineral acres, more or less, (80 +/-), surrounding the lateral leg from surface to total measured depth, in Coleman County, Texas, Located within T. & N.O. R.R. Survey No. 30, Abstract 754 and more particularly described on Exhibit "A-1" (hereinafter "the Wells").

MontCrest Energy, Inc. is in search of commercially producible oil and gas from the Ellenburger formation, under the Vaughn-MEI #106 Lease (hereinafter "the Objective Formation"), Total Depth (T.D.) shall be in the top 200 feet of the Ellenburger Formation (4,650 feet +/-), and in search of commercially producible oil and gas from the Gardner Sandstone formation, under the Shields-MEI #105 Lease (hereinafter "the Objective Formation"), Total Measured Depth (TMD) shall be 5,600 feet +/-, which will constitute the end of the lateral portion of the well. MontCrest Energy, Inc. has set the minimum purchase of Offered Program Units at one (1) Unit being a flat lump sum amount of $**23,000.00** ("the Unit Purchase Price") (See AFE's, Exhibit "B" and Exhibit "B-1") on a "Turnkey Basis".

"Turnkey Basis" shall mean that all costs accrued through the initial completion of the Well(s) in the Objective Formation are included in the Offered Unit Purchase Price, and that any costs associated with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, shall be borne by the Purchaser(s) of the Program Units on a pro rata basis in proportion to the number of Units purchased (See Exhibit "C" Terms And Definitions). For all exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, MontCrest Energy, Inc. shall provide the Purchaser(s) of the Program Units with an AFE (See Blank AFE, Exhibit "B-2"), and the Purchaser(s) of the Program Units shall be billed on a pro rata basis for any costs associated with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, in proportion to the Program Units purchased. In the event that that the Purchaser(s) of the Offered Program Units fails or elects not to participate in connection with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, or otherwise fails to tender to MontCrest Energy, Inc. its' pro rata share of costs based upon the Purchaser(s) Program Units purchased, the Purchaser(s) of the Program Units may be forfeited at MontCrest Energy, Inc.'s sole discretion, including without limitation, the Purchaser(s) of the Offered Program Units in the Lease and the Program Wells.

All correspondence between the Purchaser of the Offered Program Units and MontCrest Energy, Inc. in connection with exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation will be done by phone, fax, and certified mail return receipt requested, or alternately, by with the Purchaser's agreement, electronic mail with receipt requested.

MontCrest Energy, Inc. represents, warrants, and covenants that MontCrest Energy, Inc. has full right and authority to execute and deliver to you, the Purchaser(s) individual assignments of an undivided five percent (5%) Working Interest of a 100% Gross Working Interest based upon a eighty percent (80%) Net Revenue Interest in the wells drilled under the MEI Drilling Program #3 (Vaughn-MEI #106 & Shields-MEI #105). Further, MontCrest Energy, Inc. represents, warrants and covenants that MontCrest Energy, Inc. has not over-sold or attempted to over-sell, or over-pledge, or otherwise over-hypothecate, the Working Interest in the Lease. In addition, MontCrest Energy, Inc. represents, warrants and covenants that no suits, litigation, or proceedings are pending, or to MontCrest Energy, Inc.'s knowledge, threatened against MontCrest Energy, Inc. with respect to the Lease, nor does MontCrest Energy, Inc know of, or have reasonable grounds to know, of any basis for any such suits, litigation, or proceedings relative to the Lease. However, MontCrest Energy, Inc. makes no representation, or warranties of any kind as to the productivity of the Well(s) in the Objective Formation, project data, or interpretations, including without limitation, fitness for a particular purpose, merchantability, geological accuracy, or hydrocarbon production potential. Further, MontCrest Energy, Inc. hereby disclaims any, and all such representations, or warranties, and use of the project or interpretations by you the Purchaser(s), and any action taken by you the Purchaser(s) or MontCrest Energy, Inc. Exploration for oil and gas and/or shall be based solely on you the Purchaser(s) and the judgment of your advisors, if any, and neither MontCrest Energy, Inc., nor its successors, and assignors, shall be liable, or otherwise responsible to you the Purchaser(s) for any loss, cost, damages, or expense whatsoever, including incidental, or consequential damages incurred, or sustained by use of the Well project data, or interpretations, regardless of whether or not such loss, cost, damages, or expense found to result in whole or in part from MontCrest Energy, Inc., sole or concurrent negligence, or fault.

MontCrest Energy, Inc. expressly reserves the exclusive right, with respect to any Working Interests retained and controlled by the MontCrest Energy, Inc. to, in the future (a) sell to other independent oil and gas companies which express an interest in participating in the development of the Lease, including without limitation, the Well, or (b) hold any of its Working Interests for its own account, or (c) sell any of its Working Interests to other persons or entities on the same terms and conditions set forth herein.

In consideration of your qualification as suitable, accredited and sophisticated Purchaser(s), and your execution of the **MEI Drilling Program # 3 Purchasers Agreement, And Bill Of Sale** providing for full payment, within five (5) days of the date hereof, in the amount of **One Hundred sixty one and no cents ($161,000.00)** (hereinafter "your UNIT Purchase Price") to MontCrest Energy, Inc., MontCrest Energy, Inc. agrees that it will sell to you from the Offered Program Units, undivided **SEVEN (7%)** Working Interest (hereinafter "your WI Percentage") in the Lease(s) and the Well(s), described on Exhibit "A" and Exhibit "A-1", on a "Turnkey Basis." In consideration of MontCrest Energy, Inc. selling you your Program Units for the Purchase Price, you agree to execute the Joint Operating Agreement (hereinafter "JOA") with MontCrest Energy, Inc., contemporaneously with the execution of this Bill of Sale, MontCrest Energy, Inc. expressly reserves the exclusive right, with respect to any Program units retained and controlled by the MontCrest Energy, Inc. to, in the future (a) sell to other independent oil and gas companies which express an interest in participating in the development of the Vaughn-MEI Lease, and Shields-MEI Lease, including without limitation, the Well(s), or (b) hold any of its Working Interests for its own account, or (c) sell any of its Working Interests to other persons or entities on the same terms and conditions set forth herein.

ACKNOWLEDGEMENTS

The Undersigned Parties each acknowledge that:

(a) This Agreement shall not be construed to create or perpetuate any kind of partnership, joint venture, joint enterprise, agency relationship or association, or to render the parties liable as partners, co-venturers, or principals. In their relations with each other under this agreement, the Undersigned Parties to this Agreement shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arms-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the Undersigned Parties to act in good faith with each other with respect to activities hereunder. All of the rights, duties, and obligations of the Undersigned Parties hereto shall, at all times, remain separate, and not joint or collective.

(b) The Undersigned Parties to this Agreement elect to be excluded from the application of all the provisions of Subchapter K Chapter 1 Subtitle (a) of the Internal Revenue Code of 1954, as permitted, and authorized by Section 7671 of said Code, and the regulations promulgated there under.

(c) The Undersigned Parties have each obtained any required consents or approvals to the terms of this Agreement from their respective partners, officers, directors, and members, and that each has the full right to execute this Agreement and any other documents to effectuate the terms of this Agreement, without the consent of any other party.

(d) The Undersigned Parties to this Agreement acknowledge that this Agreement and its referenced Exhibits binds the Undersigned Parties hereto and their respective heirs, and assignors, and the terms and provisions shall constitute covenants running with the title, and the Lease, including the Well.

(e) The Undersigned Parties to this Agreement acknowledge that the initial completion of the Well in the Objective Formation, and any exploration for oil and gas and/or completions in other formations or zones, other than the Objective Formation, shall be carried out as a reasonably prudent operator manner would, and that MontCrest Energy, Inc. will cause same to be carried out on its own, or by other contractors of MontCrest Energy, Inc. exclusive election and selection.

(f) The Undersigned Parties acknowledge that exclusive venue arising out of a dispute regarding this Agreement shall be in a court of competent jurisdiction in Tarrant County, Texas.

(g) The Undersigned Parties to this Agreement acknowledge that the successful party in any dispute arising under this Agreement and all of its referenced Exhibits, or any other document related to the Lease described on Exhibit "A", "A-1" and the Well, shall be entitled to recover reasonable attorneys fees and costs of court.

(h) The Undersigned Parties to this. Agreement acknowledge that a scanned image of this Agreement and all of its referenced Exhibits may be used to prove the existence and terms of this Agreement and all of its referenced Exhibits and each waive the right to authentication and production of the original documents under the best evidence rule in connection with any dispute arising there-under.

(i) The Undersigned Parties to this Agreement acknowledge that this Agreement, and the Joint Operating Agreement, set forth the entire agreement of the Undersigned Parties, and in the event of a conflict between the Joint Operating Agreement and this Agreement, this Agreement shall control as between the Undersigned Parties.

(j) The Undersigned Parties to this Agreement acknowledge that Black Strata, LLC shall be the operator of record on the MEI PACKAGE Lease/Well.

(k) The Undersigned Parties to this Agreement represents warrants and covenants to the other that any and all disputes arising under or relating to this Agreement or the engagement and services related thereto will be

submitted to and finally resolved by arbitration under the rules of The American Arbitration Association (AAA) then in effect. There shall be one arbitrator and the arbitrator shall be chosen by mutual agreement or in accordance with the AAA rules. Both Parties to be bound by this provision and the results of such arbitration. Both Parties understand and agree that each has the right to consult independent counsel regarding this provision and that if accepted, this provision will eliminate each Party's right to a jury trial in any and all disputes by and between the Parties.

THIS AGREEMENT SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES CONSENT TO EXCLUSIVE JURISDICTION AND VENUE IN THE STATE OF TEXAS AND COUNTY OF TARRANT IF ANY DSIPUTE IS DETERMINED TO BE NON-ARBITRABLE UPON A CLAIM THAT IS FILED BY ANY PARTY RELATING TO THIS AGREEMENT. ALL RIGHTS, DUTIES, AND OBLIGATIONS UNDER THIS AGREEMENT ARE PAYABLE AND ENFORCEABLE IN TARRANT COUNTY, TEXAS.

Important notice: MontCrest Energy, Inc. is a regional oil and gas company and it does not give advice on the risks of investments, and is not authorized to carry on investment business under any state or federal law. Before investing in a project about which information is provided by MontCrest Energy, Inc. potential investors are strongly recommended to take advice from a person who specializes in advising on oil and gas investments of this nature.

If you are financially responsible, familiar with oil and gas investments, you have read and understand this Agreement and all of its referenced Exhibits, you are a suitable, accredited and sophisticated Puchaser(s), and this Agreement and all of its referenced Exhibits accurately sets out the terms of your Agreement with MontCrest Energy, Inc., please indicate your acceptance in the spaces provided in this Agreement and all of its referenced Exhibits where indicated and provide a fully executed original of this Agreement and all of its referenced Exhibits to MontCrest Energy, Inc.' s office within five (5) days along with your check or wiring information. Upon receipt of funds, an original duly executed copy of this Agreement and all of its referenced Exhibits will be returned to you.

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ACCEPTANCE AND BILL OF SALE

IN WITNESS WHEREOF, THIS AGREEMENT HAS BEEN RECEIVED, READ, EXECUTED, AND CERTIFIED THIS 18TH DAY OF JUNE, 2012.

By: *Gregory Rotelli*
Gregory Rotelli, President, and CEO IDNG
3020 Old Ranch Parkway Suite 300
Seal Beach, California 90740

June 18, 2012
Date

STATE OF TEXAS
COUNTY OF TARRANT §

This instrument was acknowledged before me on this 18th day of June 2012, by Gregory Rotelli, on behalf of Independence Energy Corp.

/s/ Ashley Luckett Conyers
Notary Public, State of Texas

MontCrest Energy, Inc., on behalf of the MEI DRILLING PROGRAM #3, hereby acknowledges receipt of funds in the amount of $161,000.00 as the Purchase Price for your seven percent (7%) WI in the **MEI DRILLING PROGRAM # 3**. This agreement super cedes the other agreement dated March 29, 2012.

By: *Doug Forrest*
Doug Forrest
MontCrest Energy, Inc.
320 Hemphill Street
Fort Worth, Texas 76104
Telephone: (817) 916- 4983
Facsimile: (817) 810- 0499

June 18, 2012
Date

STATE OF TEXAS §
COUNTY OF TARRANT §

This instrument was acknowledged before me on this 18th day of June 20122, by Douglas E. Forrest, on behalf of MontCrest Energy, Inc.

/s/ Ashley Luckett Conyers
Notary Public, State of Texas

EXHIBIT "A"
VAUGHN-MEI #106 LEGAL DESCRIPTION

To be located 330' from the East Survey Line, and 1,475' from the South Survey Line of Section 29, Block 2, Abstract 661, of the T. & N.O. Railroad Company Survey, Coleman County, Texas.

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EXHIBIT “A-1”
SHIELDS-MEI #105H LEGAL DESCRIPTION

Spud point to be located 150’ from the South Survey Line, and 330’ from the East Lease Line of the West Half of the West Half of Section 30, Block 2, Abstract 754, of the T. & N.O. Railroad Company Survey, Coleman County, Texas.

Bottom Hole Location to be located 2,300’ from the South Survey Line, and 640’ from the West Survey Line of the West Half of the West Half of Section 30, Block 2, Abstract 754, of the T. & N.O. Railroad Company Survey, Coleman County, Texas.

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EXHIBIT "B"
MEI DRILLING PROGRAM

MontCrest Energy, Inc

Owner:	MontCrest Energy, Inc.	Well Name:	Vaughn - MEI # 106	Date:	11/9/2011
Location:	3 Miles W. Novice	County:	Coleman	State:	Tx
Field:	Hrubetz	Formation:	Ellenburger	Depth:	4600 +/-

Code	DRILLING		Time in days:			14		Tangible	Intangible	Total Cost
D1	Survey, Build Site, Road & Surface Damages								$30,000	$30,000
D2	Conductor Casing	",			@		per foot			$0
D3	Cement, Accessories & Service									$0
D4	Rat & Mouse Hole								$3,000	$3,000
D5	Surface Casing	9 5/8 ",	120		@	$25.00	per foot	$3,000		$3,000
D6	Cement, Accessories & Service								$6,000	$6,000
D7	Protective Casing	",			@		per foot			$0
D8	Cement Accessories & Service									$0
D9	Drilling Liner	",			@		per foot			$0
D10	Cement, Accessories, Hanger, & Service									$0
D11	Drilling Liner II	",			@		per foot			$0
D12	Cement, Accessories, Hanger, & Service									$0
D13	Casing Heads, Valves & Fittings							$4,000		$4,000
D14	Mud, Water, Oil & Chemicals								$20,000	$20,000
D15	Mud Hydrocarbon Logging	10		days	@	$1,800.00	per day		$18,000	$18,000
D16	Formation Testing			tests	@		per test			$0
D17	Electrical Logging								$18,200	$18,200
D18	Daywork On Contract	2		days	@	$14,000.00	per day		$28,000	$28,000
D19	Footage On Contract	4,600		feet	@	$28.00	per foot		$128,800	$128,800
D20	Rig Mobilization								$15,000	$15,000
D21	Air Drilling Equipment			days	@		per day			$0
D22	Fuel									$0
D23	Directional Equipment & Supervision			days	@		per day			$0
D24	Special Tools, Bits & Rentals									$0
D25	Supervision, Engineering	10		days	@	$1,500.00	per day		$15,000	$15,000
D26	Supervision, Geological	10		days	@	$1,500.00	per day		$15,000	$15,000
D27	Drilling Overhead									$0
D28	Blowout Insurance			feet	@		per foot			$0
D29	Misc. Services, Supplies & Labor								$10,000	$10,000
	Total Drilling Costs							$7,000	$307,000	$314,000

[illegible]

[illegible]

[illegible]

Code	COMPLETION		Time in days:			10		Tangible	Intangible	Total Cost
C1	Production Casing/Liner	7 "	[illegible]		@	[illegible]	per foot	[illegible]		[illegible]
[illegible]	[illegible]								[illegible]	[illegible]
[illegible]	Casing Heads, Valves & Fittings							[illegible]		[illegible]
[illegible]	[illegible]								[illegible]	[illegible]
[illegible]	Production Tubing	[illegible] "	[illegible]		@	[illegible]	per foot	[illegible]		[illegible]
[illegible]	[illegible]								[illegible]	[illegible]
[illegible]	[illegible]								[illegible]	[illegible]
[illegible]	[illegible]	10		days	@	[illegible]	per day		[illegible]	[illegible]
[illegible]	[illegible]									$0
[illegible]	Supervision, Engineering	10		days	@	$1,500.00	per day		[illegible]	[illegible]
[illegible]	Special Tools, Bits & Rentals								[illegible]	[illegible]
[illegible]	Misc. Services, Supplies & Labor								[illegible]	[illegible]
	Total Completion Cost							[illegible]	[illegible]	[illegible]

	LEASE FACILITIES							Tangible	Intangible	Total Cost
F1	Build Site & Road								$10,000	$10,000
F2	Tanks & Accessories							$18,000		$18,000
F4	Jack, Seporator, & Accessories							$50,000		$50,000
F5	Line Pipe, Flow & Other							$10,000		$10,000
F6	Valves & Fittings							$9,700		$9,700
F7	Supervision, Engineering	10		days	@	$1,500.00	per day		$15,000	$15,000
F8	Misc. Services, Supplies & Labor							$4,000	$4,000	$8,000
	Total Lease Facilities Cost							$91,700	$29,000	$120,700

SUMMARY OF COST	Tangible	Intangible	Total Cost
Drilling Cost	$7,000	$307,000	$314,000
Completion Cost	$155,300	$169,000	$324,300
Total	$162,300	$476,000	$638,300
Lease Facilities Cost	$91,700	$29,000	$120,700
Contingiencies			$38,000
GRAND TOTAL COST	$254,000	$505,000	$797,000

EXHIBIT "B-1"
MEI DRILLING PROGRAM

MontCrest Energy, Inc

Owner:	MontCrest Energy, Inc.	Well Name:	Shields-MEI # 105 H	Date:	11/9/2011
Location:	3 Miles W. Novice	County:	Coleman	State:	Tx
Field:	Hrubetz	Formation:	Gardner Sand	Depth:	5,600 +/-

Code	DRILLING	Time in days:			15		Tangible	Intangible	Total Cost
D1	Survey, Build Site, Road & Surface Damages							$30,000	$30,000
D2	Conductor Casing	",		@		per foot			$0
D3	Cement, Accessories & Service								$0
D4	Rat & Mouse Hole							$3,000	$3,000
D5	Surface Casing	8 5/8 ",	120	@	$25.00	per foot	$3,000		$3,000
D6	Cement, Accessories & Service							$6,000	$6,000
D7	Protective Casing	",		@		per foot			$0
D8	Cement Acessories & Service								$0
D9	Drilling Liner	",		@		per foot			$0
D10	Cement, Accessories, Hanger, & Service								$0
D11	Drilling Liner II	",		@		per foot			$0
D12	Cement, Accessories, Hanger, & Service								$0
D13	Casing Heads, Valves & Fittings						$4,000		$4,000
D14	Mud, Water, Oil & Chemicals							$30,000	$30,000
D15	Mud Hydrocarbon Logging		days	@		per day			$0
D16	Formation Testing		tests	@		per test			$0
D17	Electrical Logging								$0
D18	Daywork On Contract	12	days	@	$12,000.00	per day		$144,000	$144,000
D19	Footage On Contract		feet	@		per foot			$0
D20	Rig Mobilization							$25,000	$25,000
D21	Air Drilling Equipment		days	@		per day			$0
D22	Fuel							$20,000	$20,000
D23	Directional Equipment & Supervision	10	days	@	$15,000.00	per day		$150,000	$150,000
D24	Special Tools, Bits & Rentals							$20,000	$20,000
D25	Supervision, Engineering	10	days	@	$1,500.00	per day		$15,000	$15,000
D26	Supervision, Geological	8	days	@	$1,500.00	per day		$12,000	$12,000
D27	Drilling Overhead								$0
D28	Blowout Insurance		feet	@		per foot			$0
D29	Misc. Services, Supplies & Labor							$10,000	$10,000
	Total Drilling Costs						$7,000	$465,000	$472,000

[illegible]

[illegible]

[illegible]

Code	[illegible]	[illegible]					Tangible	Intangible	Total Cost
[illegible]	[illegible]	[illegible]	[illegible]	@	[illegible]	[illegible]	[illegible]		[illegible]
[illegible]	[illegible]							[illegible]	[illegible]
[illegible]	[illegible]						[illegible]		[illegible]
[illegible]	[illegible]							[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	@	[illegible]	[illegible]	[illegible]		[illegible]
[illegible]	[illegible]							[illegible]	[illegible]
[illegible]	[illegible]							[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	@	[illegible]	[illegible]		[illegible]	[illegible]
[illegible]	[illegible]								[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	@	[illegible]	[illegible]		[illegible]	[illegible]
[illegible]	[illegible]							[illegible]	[illegible]
[illegible]	[illegible]							[illegible]	[illegible]
	[illegible]						[illegible]	[illegible]	[illegible]

Code	LEASE FACILITIES						Tangible	Intangible	Total Cost
F1	Build Site & Road							$5,000	$5,000
F2	Tanks & Accessories (2-210 bbl & 1 210 FG)						$15,000		$15,000
F4	Jack, Seporator, & Accessories						$60,000		$60,000
F5	Line Pipe, Flow & Other						$4,500		$4,500
F6	Valves & Fittings						$3,000		$3,000
F7	Supervision, Engineering	5	days	@	$1,500.00	per day		$7,500	$7,500
F8	Misc. Services, Supplies & Labor						$2,000	$2,000	$4,000
	Total Lease Facilities Cost						$84,500	$14,500	$99,000

SUMMARY OF COST	Tangible	Intangible	Total Cost
Drilling Cost	$7,000	$465,000	$472,000
Completion Cost	$127,000	$230,000	$357,000
Total	$134,000	$695,000	$829,000
Lease Facilities Cost	$84,500	$14,500	$99,000
Contingiencies			$0
GRAND TOTAL COST	$218,500	$709,500	$928,000

EXHIBIT "B-2"
BLANK AFE (Example)

MontCrest Energy, Inc

Operator:	Black Strata, LLC	Well Name:		Date:	
Location:	3 Miles W. Novice	County:	Coleman	State:	Tx
Field:	Hrubetz	Formation:	Ellenburger	Depth:	4650 +/-

Code	DRILLING	Time in days:			Tangible	Intangible	Total Cost
D1	Survey, Build Site, Road & Surface Damages						$0
D2	Conductor Casing	",	'@	per foot			$0
D3	Cement, Accessories & Service						$0
D4	Rat & Mouse Hole						$0
D5	Surface Casing	",	'@	per foot			$0
D6	Cement, Accessories & Service						$0
D7	Protective Casing	",	'@	per foot			$0
D8	Cement Acessories & Service						$0
D9	Drilling Liner	",	@	per foot			$0
D10	Cement, Accessories, Hanger, & Service						$0
D11	Drilling Liner II	",	@	per foot			$0
D12	Cement, Accessories, Hanger, & Service						$0
D13	Casing Heads, Valves & Fittings						$0
D14	Mud, Water, Oil & Chemicals						$0
D15	Mud Hydrocarbon Logging	days	@	per day			$0
D16	Formation Testing	tests	@	per test			$0
D17	Electrical Logging						$0
D18	Daywork On Contract	days	@	per day			$0
D19	Footage On Contract	feet	@	per foot			$0
D20	Rig Mobilization						$0
D21	Air Drilling Equipment	days	@	per day			$0
D22	Fuel	days	@	per day			$0
D23	Directional Equipment & Supervision	days	@	per day			$0
D24	Special Tools, Bits & Rentals						$0
D25	Supervision, Engineering	days	@	per day			$0
D26	Supervision, Geological	days	@	per day			$0
D27	Drilling Overhead						$0
D28	Blowout Insurance	feet	@	per foot			$0
D29	Misc. Services, Supplies & Labor						$0
	Total Drilling Costs				$0	$0	$0

	ABANDONMENT			
	Cost To Abandon			
	Total Dry Hole Costs			

Code	COMPLETION	Time in days:			Tangible	Intangible	Total Cost
C1	Production Casing/Liner	"	'@	per foot			$0
C2	Cement, Accessories & Service w/Hanger						$0
C3	Casing Heads, Valves & Fittings						$0
C4	Packers, Accessories & Service						$0
C5	Production Tubing	"	'@	per foot			$0
C6	Perforating Service & Logs						$0
C7	Treating Services & Supplies (acid and frac)						$0
C8	Well Servicing Rig	days	@	per day			$0
C9	Artificial Lift Facilities, Type						$0
C10	Supervision, Engineering	days	@	per day			$0
C11	Special Tools, Bits & Rentals						$0
C12	Misc. Services, Supplies & Labor						$0
	Total Completion Cost				$0	$0	$0

Code	LEASE FACILITIES				Tangible	Intangible	Total Cost
F1	Build Site & Road						$0
F2	Tanks & Accessories (2-210 bbl & 1 210 FG)						$0
F4	Jack, Separator, & Accessories						$0
F5	Line Pipe, Flow & Other						$0
F6	Valves & Fittings						$0
F7	Supervision, Engineering	days	@	per day			$0
F8	Misc. Services, Supplies & Labor						$0
	Total Lease Facilities Cost				$0	$0	$0

SUMMARY OF COST	Tangible	Intangible	Total Cost
Drilling Cost			
Completion Cost			
Total	$0	$0	$0
Lease Facilities Cost			
Contingencies			$0
GRAND TOTAL COST	$0	$0	$0

EXHIBIT "C"

TERMS AND DEFINITIONS

AFE - Authorization for Expenditure. An economic form used by industries to break down the actual cost of doing a given project.

Commercially Productive - The amount of Oil, Natural Gas, or a Combination of both that a formation must produce daily to cover costs of Operation, as well as provide compensation to interest holders. MontCrest Energy, Inc., defines Commercially Productive to be 10 BOPD, 100 MCFPD, or in a combination 10 BOEPD for $50 a barrel oil. This production figure is subject to change as market prices fluctuate.

NRI - Net Revenue Interest. A share of production after all burdens, such as royalty and overriding royalty, have been deducted from the working interest. It is the percentage of production that each party actually receives.

Objective Formation – Geological formation target as set forth in the AFE.

Pro Rata – Proportionate Share.

Program Units - Each Unit will be representative of one percent (1%) Working Interest on a eighty percent (80%) Net Revenue Interest in the Vaughn-MEI #106 & Shields-MEI #105H Prospect Wells, which will constitute the two (2) Wells to be drilled under the Program.

T.D. – Total Depth.

Turnkey Basis - shall mean that all costs accrued through the initial completion of the Well in the Objective Formation are included in the Offered WI Percentage Point Purchase Price.

Working Interest - A percentage of ownership in an oil and gas lease granting its owner the right to explore, drill and produce oil and gas from a tract of property. Working interest owners are obligated to pay a corresponding percentage of the cost of leasing, drilling, producing and operating a well or unit. After royalties are paid, the working interest also entitles its owner to a share in production revenues with other working interest owners, based on the percentage of working interest owned.